UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 7, 2006


                          ROCKY MOUNTAIN MINERALS, INC
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


         Wyoming                         0-9060                  83-0221102
 ---------------------------            ----------             ---------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


2480 North Tolemac Way, Prescott, Arizona                86305
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(Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (928) 778 1450
                                                           --------------

                                      N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.  Entry into Material Definitive Agreement

Joint Venture Heads of Agreement with Eagle Bay Resources, N.L.
---------------------------------------------------------------

On December 6, 2006, RMMI Australia Pty Ltd, our wholly-owned subsidiary ("RMMI"), and Eagle Bay Resources, N.L., an Australian Stock Exchange listed company ("EBR"), entered into a Joint Venture Heads of Agreement in respect of an unincorporated joint venture (the "Australian Nickel Joint Venture"), effective as of November 1, 2006, for purposes of exploring and, if warranted, developing and mining sulphide hosted nickel in Australia (the "JVHA").

Under the JHVA, interests in the Australian Nickel Joint Venture are held (i) 50% by RMMI and (ii) 50% by EBR. For so long as RMMI holds at least 50% of the interests in the Australian Nickel Joint Venture, it will manage the Australian Nickel Joint Venture's operations, subject to oversight by a two-person Operating Committee comprised of one appointee of each of RMMI and EBR. Each appointee will have voting rights proportionate to the appointing entity's percentage interest in the Australian Nickel Joint Venture. Decisions of the Operating Committee will require the affirmative vote of appointees representing a majority in interest, except that any decision to cease mining operations that are providing a positive return will require a vote of appointees representing 75% in interest. RMMI and EBR are required to fund Australian Nickel Joint Venture operations on a monthly basis and are liable to contribute to the costs and liabilities in connection with the Australian Nickel Joint Venture in proportion to their interests, effectively, on a monthly basis. Subject to certain exceptions, each of RMMI and EBR may withdraw from the Australian Nickel Joint Venture on 12 months' written notice and is required to assign to the other, pro-rata, all its interest for no consideration, if it withdraws from the Australian Nickel Joint Venture.

Mr. David B. Hill, our director, who is also a director of RMMI, is a director of Moby Oil & Gas Limited ("Moby") and is the company secretary of Bass Strait Oil Company Limited ("Bass Strait"). Mr. E. Geoffrey Albers, our substantial shareholder, is a director of each of Moby and Bass Strait. Each of Moby and Bass Strait is involved in offshore oil exploration joint ventures with EBR.

Carr Boyd Farmin and Joint Venture Heads of Agreement
-----------------------------------------------------

On December 6, 2006, RMMI, EBR and Audax Resources Ltd, an Australian Stock Exchange listed company ("Audax"), entered into a Carr Boyd Farmin and Joint Venture Heads of Agreement in respect of an unincorporated joint venture (the "Carr Boyd Joint Venture") for the purpose of exploring and, if warranted, developing and mining certain tenements near Carr Boyd, West Australia (such tenements, the "Tenements," and such agreement, the "Carr Boyd Agreement").

Under the Carr Boyd Agreement, Audax is the beneficial owner of 100% of the Tenements, and RMMI and EBR may earn interests in the Tenements on the terms thereof.



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Each of the parties to the Carr Boyd Agreement has the right to take in kind and separately dispose of, in proportion to its interest in the Carr Boyd Joint Venture, all minerals produced by the Carr Boyd Joint Venture. RMMI may contribute AU$1 million (the "Contribution") to the joint venture expenditure prior to September 30, 2010 (the "Earning Period"), but agreed to spend at least AU$100,000 in the first six months following the execution of the Carr Boyd Agreement.

RMMI also agreed to contribute at least AU$48,000 towards the joint venture expenditure for each permit year, being each consecutive 12 months from the date on which the exploration permits in respect of the Tenements were granted; until RMMI has made the Contribution, provided that RMMI has not withdrawn from the Carr Boyd Joint Venture.

If RMMI fails to make the Contribution during the Earning Period, both RMMI and EBR will be deemed to have withdrawn from the Carr Boyd Joint Venture, subject to certain exceptions.

Once RMMI has made the Contribution during the Earning Period, RMMI and EBR will be deemed to have earned the following interests in the Carr Boyd Joint Venture:
 (i) 51% by RMMI and (ii) 19% by EBR. Until the Contribution has been made, RMMI and EBR have no interest in the Carr Boyd Joint Venture.

If Audax has not paid its participating interest within 30 days of completion by RMMI and/or EBR of a positive feasibility study sufficient to obtain project financing, Audax will be deemed to have withdrawn from the Carr Boyd Joint Venture.

RMMI will be the manager of the Carr Boyd Joint Venture while it is the sole contributor to the expenditure and will have sole authority for determining and carrying out all programs and budgets. Upon receipt of the Contribution from RMMI, RMMI's management of the Carr Boyd Joint Venture will be subject to oversight by a three-person Operating Committee, composed of one appointee of each of RMMI, EBR and Audax. Each appointee will have voting rights proportionate to the appointing entity's percentage interest in the Carr Boyd Joint Venture. Decisions of the Operating Committee will require the affirmative vote of appointees representing a majority in interest, except that any decision to cease mining operations that are providing a positive return will require a vote of appointees representing 75% in interest.

Until the receipt of the Contribution, RMMI shall pay costs in connection with the Tenements.

Following the receipt of the Contribution or the Earning Period, whichever is the earlier, RMMI, EBR and Audax will contribute to the costs of the Carr Boyd Joint Venture in proportion to their interests therein. Where any of RMMI, EBR and Audax elect not to meet certain payments required of them under the Carr Boyd Agreement, the non-paying entity's interest in the Carr Boyd Joint Venture will be diluted according to a dilution formula. Subject to certain exceptions, each of RMMI, EBR and Audax may withdraw from the Carr Boyd Joint Venture on 12 months' written notice and is required to assign to the others, pro-rata, all its interest for no consideration, if it withdraws from the EBR Joint Venture.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ROCKY MOUNTAIN MINERALS, Inc.

Date: December 7, 2006                   By: /s/ M.A. Muzzin
                                             ---------------
                                             M.A. Muzzin
                                             President